UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 6, 2006


                           NewMarket Technology, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                           00-27917                   65-0729900
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(State of Incorporation or    (Commission File Number)       (I.R.S. Employer
or Organization)                                             Identification No.)

14860 Montfort Drive, Suite 210
Dallas, Texas                                                  75254
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (972) 386-3372


Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

     On October 6, 2006, NewMarket Technology, Inc. ("NewMarket"), completed the sale of a majority interest in Medical Office Software, Inc. ("MOS"), pursuant to a stock purchase agreement (the "Agreement") with VirtualHealth Technologies, Inc. ("VirtualHealth"). Under the terms of the Agreement, NewMarket will receive
1.4 million shares of VirtualHealth common stock and a $900,000 convertible note in exchange for its majority interest in MOS. A copy of the Agreement is attached hereto as Exhibit 10.1.


Item 7.01 Regulation FD Disclosure

Press Release

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On October 10, NewMarket issued a press release announcing the signing of the Agreement. The text of the press release is attached hereto as Exhibit 99.1.


Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit
No.            Description of Document
--------       -----------------------------------------------------------------
10.1           Stock Purchase  Agreement by and between Medical Office Software,
               Inc., NewMarket Technology,  Inc. and VirtualHealth Technologies,
               Inc.

99.1           Press Release dated October 10, 2006




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          NEWMARKET TECHNOLOGY, INC.


Date:  October 11, 2006                  By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO